COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

23. COMMITMENTS AND CONTINGENCIES

a)	Lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and the United States. Such leases have remaining terms ranging from one to 402 months and are renewable upon negotiation. Rental expenses were $15,451, $17,116 and $19,765 for the years ended December 31, 2015, 2016 and 2017, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2017 were as follows:

Year Ending December 31:	$
2018	10,230
2019	8,884
2020	8,025
2021	6,889
2022	4,965
Thereafter	71,667

Total	110,660

b)	Property, plant and equipment purchase commitments

    As of December 31, 2017, the commitments for the purchase of property, plant and equipment were $201,577.

c)	Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers in the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts.

        The following is a schedule, by year, of future minimum obligation, using market prices, under all supply agreements as of December 31, 2017:

Year Ending December 31:	$
2018	1,187,834

d)	Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010. In 2011, the Company did not meet its purchase commitment for the respective years. The Company believes that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,144 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of the loss on the long-term purchase commitments. The Company did not record a loss on firm purchase commitments in any of the three years ended December 31, 2017.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The agreement was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,409 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. As of December 31, 2017, the accrued amount of $25,682 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro 148.6 million in the notice.

LDK

        In 2007, the Company entered into a three-year agreement with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, under which the Company purchased specified quantities of silicon wafers and LDK converted the Company's reclaimed silicon feedstock into wafers. In June 2008, the Company entered into two long-term supply purchase agreements with LDK in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent a notice to LDK and announced termination of these two contracts.

        In July 2010, CSI Cells Co. Ltd., one of the Company's wholly-owned subsidiaries, filed a request for arbitration against LDK with Shanghai International Economy and Trade Arbitration Commission, formerly known as CIETAC Shanghai Branch in relation to wafer supply contracts the Company entered into with LDK in October 2007, or the 2007 Supply Contract and in June 2008, or the 2008 Supply Contracts. In December 2012, CIETAC Shanghai Branch awarded RMB248.9 million in compensation plus RMB2.32 million in arbitration expenses to LDK for the damages LDK claimed to have suffered from the alleged breaches by the Company of the 2007 Supply Contract and 2008 Supply Contracts between July 2009 and September 2010, or the 2012 Arbitral Award.

        In February 2013, LDK filed for enforcement of the 2012 Arbitral Award with Jiangsu Suzhou Intermediate People's Court, or the Suzhou Intermediate Court. In 2013, LDK initiated two separate proceedings against the Company in Jiangxi Xinyu Intermediate People's Court, or the Xinyu Intermediate Court, claiming that the Company had forfeited its rights to the initial deposits under the 2007 Supply Contract and 2008 Supply Contracts because of the alleged breaches under these contracts. On October 18, 2013, the Xinyu Intermediate Court stayed these proceedings pending the decision by the Suzhou Intermediate Court as to the 2012 Arbitral Award.

        On September 9, 2015, the Suzhou Intermediate Court ruled in favor of LDK. On October 19, 2015, the Company reached a settlement agreement with LDK, or the 2015 Settlement Agreement. Under the 2015 Settlement Agreement, the Company agreed to pay RMB132.7 million ($20.8 million translated by using the rate in 2015) to LDK and to purchase 64.3 million pieces of silicon wafers from LDK at market price over a three year period starting in or around December 2015, in exchange for which LDK (i) would release the Company from the 2012 Arbitration Award and waive its rights and claims thereunder and (ii) would withdraw its complaints from the Xinyu Intermediate Court and terminate such proceedings. The Suzhou Intermediate Court reviewed the 2015 Settlement Agreement and terminated the enforcement proceeding relating to the 2012 Arbitral Award. The $20.8 million paid to LDK was recognized as general and administrative expenses in 2015. As of December 31, 2014, the Company had provided a full allowance against the advance to LDK of $9,798, due to the uncertainty of recovery. As of December 31, 2015, the allowance was written-off.

        On May 19, 2016, the Company received a copy of a bill of complaint from Xinyu Intermediate Court, in which LDK's receiver applied to the court for an order to revoke the 2015 Settlement Agreement pursuant to PRC bankruptcy law, and requested it to pay an amount that had been waived by LDK under the 2015 Settlement Agreement. In May 2017, the Xinyu Intermediate Court made a judgment in favor of LDK's receiver, revoking the 2015 Settlement Agreement and requiring CSI Cells to pay RMB58.5 million to LDK's receiver and bear court expenses at RMB0.8 million. The Company recorded a $8.6 million provision in the first quarter of 2017 and CSI Cells appealed the judgment. In November 2017, the Jiangxi High People's Court, or Jiangxi High Court, dismissed CSI Cells' appeal and upheld the original judgment. CSI Cells then appealed this judgment to the Supreme People's Court of The People's Republic of China, or the Supreme Court. In January 2018, the Supreme Court put CSI Cells' appeal on record pending examination. To date, no decision has been made by the Supreme Court. In March 2018, LDK's receiver applied to the Xinyu Intermediate Court for compulsory execution of its judgment. The Xinyu Intermediate Court has accepted the LDK receiver's application, and the execution procedure is currently in progress.

Class Action Lawsuits

        Following the two subpoenas from the SEC in 2010, six class action lawsuits were filed in the U.S. District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the U.S. District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that the Company's financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 29, 2013, the Court dismissed with prejudice a class action lawsuit filed against the Company and certain named defendants alleging that the Company's financial disclosures during 2009 and early 2010 were false or misleading and in violation of federal securities law. The court found that the plaintiffs failed to adequately allege a securities law violation and granted the Company's motion to dismiss all claims against all defendants with prejudice. On December 20, 2013, the United States Court of Appeals for the Second Circuit affirmed the district court's order dismissing such class action lawsuit.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that the Company's financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the CBCA, Part XX III.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company's motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company's appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company's application for leave to appeal the order of the Ontario Court of Appeal. The plaintiff's motions for class certification and leave to assert the statutory cause of action under the Ontario Securities Act were served in January 2013 and initially scheduled for argument in the Ontario Superior Court of Justice in June 2013.However, the plaintiff's motions were adjourned in view of the plaintiff's decision to seek an order compelling the Company to file additional evidence on the motions. On July 29, 2013 the Court dismissed the plaintiff's motion to compel evidence. On September 24, 2013 the plaintiff's application for leave to appeal from the July 29 order was dismissed. In September 2014, the plaintiff obtained an order granting him leave to assert the statutory cause of action under the Ontario Securities Act for certain of his misrepresentation claims.

        In January 2015, the plaintiff in the class action lawsuit filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice obtained an order for class certification in respect of certain claims for which he had obtained leave in September 2014 to assert the statutory cause of action for misrepresentation under the Ontario Securities Act, for certain negligent misrepresentation claims and for oppression remedy claims advanced under the CBCA. The Court dismissed the Company's application for leave to appeal and the class action is at the merits stage. The Company believes the Ontario action is without merit and the Company is defending it vigorously.

Countervailing and antidumping duties

        In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose antidumping and countervailing duties on Chinese-origin CSPV cells. The Company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliated U.S. operations that import the subject goods from China.

        On October 9, 2012, the USDOC issued final affirmative determinations with respect to its antidumping and countervailing duty investigations on CSPV, cells, whether or not incorporated into modules, from China. On November 7, 2012, the USITC determined that imports of CSPV cells had caused material injury to the U.S. CSPV industry. This decision was subsequently affirmed by the U.S. Court of International Trade, or CIT, and the U.S. Court of Appeals for the Federal Circuit (Federal Circuit).

        As a result of these determinations, the Company was required to pay cash deposits on Chinese-origin CSPV cells imported into the U.S., whether or not incorporated into modules the rates of which applicable to the Company were 13.94% (antidumping duty) and 15.24% (countervailing duty), respectively. The Company paid all the cash deposits due under these determinations. Several parties challenged the determinations of the USITC in appeals to the CIT. On August 7, 2015, the CIT sustained the USITC's final determination and on January 22, 2018, the Federal Circuit upheld the CIT's decision. There was no further appeal to the U.S. Supreme Court and, therefore, this decision is final.

        The rates at which duties will be assessed and payable are subject to administrative reviews.

        The first administrative reviews were concluded on July 14, 2015, when the USDOC published its final results of the first administrative reviews of the antidumping and countervailing duty orders on CSPV cells. As a result of these decisions, the duty rates applicable to the Company were revised to 9.67% (antidumping duty) and 20.94% (countervailing duty), respectively. The rates at which duties will be assessed and payable for the reviewed periods were appealed to the CIT. The CIT affirmed the USDOC's remand determination as to the final results of the countervailing duty review, and no change was made to our countervailing duty rate. This decision has not been appealed to the Federal Circuit. The CIT likewise affirmed USDOC's remand determination as to the final results of the antidumping duty review, and no change was made to our antidumping duty rate. The CIT's decision affirming USDOC's determination on the antidumping duty rate has now been appealed to the Federal Circuit, with a decision expected in late 2018 or 2019.

        The second administrative reviews were concluded in June 2016 (antidumping duty) and July 2016 (countervailing duty) when the USDOC published the final results of the second administrative reviews of the antidumping and countervailing duty orders on CSPV cells. Due to these decisions, the antidumping duty rate applicable to the Company was reduced to 8.52% (from 9.67%). Because the Company was not subject to the second administrative review of the countervailing duty order, its countervailing duty rate remained at 20.94%. There is no ongoing litigation related to the countervailing duty rate. The antidumping duty rates at which duties will be assessed and payable for the reviewed period are subject to ongoing litigation at the CIT, including remand proceedings before USDOC in which the agency has announced no change to the antidumping duty rate at this time. Further decisions on these appeals are expected later in 2018.

        The third administrative reviews were concluded in June 2017 (antidumping duty) and July 2017 (countervailing duty) when the USDOC published the final results of the third administrative reviews of the antidumping and countervailing duty orders on CSPV cells. As result of these decisions, the duty rates applicable to us were changed to 13.07% (from 8.52%) (antidumping duty) and 18.30% (from 20.94%) (countervailing duty). The rates at which duties will be assessed and payable for the reviewed period are subject to ongoing litigation at the CIT. Decisions on these appeals are not expected until late 2018, or 2019.

        The fourth and fifth of these reviews are ongoing and are expected to conclude in mid-2018 and mid-2019, respectively. The preliminary countervailing duty results of the fourth administrative review estimate a reduced countervailing duty rate of 13.72% (from 18.30%). The Company is vigorously contesting the preliminary results in the final phase of this administrative review. The Company is not subject to the fourth administrative review of the antidumping duty order. Therefore, our antidumping duty rate will remain at 13.07%.

        The Company was just selected for individual review in the fifth administrative review of the countervailing duty order. The final results of this review and the fourth administrative review of the countervailing duty order and the fifth administrative review of the antidumping duty order may result in duty rates that differ from the previous duty rates and cash deposit rates applicable to the Company. These duty rates could materially and adversely affect our U.S. import operations and increase the Company's cost of selling into the U.S.

        On December 31, 2013, SolarWorld US filed a new trade action with the USDOC and the USITC accusing Chinese producers of certain CSPV modules of dumping their products into the U.S. and of receiving countervailable subsidies from the Chinese authorities. This trade action also alleged that Taiwanese producers of certain CSPV cells and modules dumped their products into the United States. Excluded from these new actions were those Chinese-origin solar products covered by the Solar 1 orders described above. The Company was identified as one of a number of Chinese producers exporting the subject goods to the U.S. market.

        "Chinese CSPV products subject to Solar 2 orders" refer to CSPV products manufactured in mainland China using non-Chinese (e.g., Taiwanese) CSPV cells and imported into the USA during the investigation or review periods of Solar 2. "Taiwanese CSPV products subject to Solar 2 orders" refer to CSPV products manufactured outside of mainland China using Taiwanese CSPV cells and imported into the USA during the investigation or review periods of Solar 2.

        On December 23, 2014, the USDOC issued final affirmative determinations with respect to its antidumping and countervailing duty investigation on these CSPV products. On January 21, 2015, the USITC determined that imports of these CSPV products had caused material injury to the U.S. CSPV industry. As a result of these determinations, the Company is required to pay cash deposits on these CSPV products the rates of which applicable to its Chinese CSPV products subject to Solar 2 orders were 30.06% (antidumping duty) and 38.43% (countervailing duty), respectively. The cash deposit rate applicable to its Taiwanese CSPV products subject to Solar 2 orders varied by solar cell producer. The Company paid all the cash deposits due under these determinations.

        The countervailing duty rate applicable to the Company was challenged at the CIT and the Company was a party to these proceedings. In September 2017, the CIT sustained USDOC's CVD remand determination, which reduced Canadian Solar's CVD rate from 38.43% to 33.58%. The case has not been further appealed and, thus, the decision is final. Canadian Solar and other interested parties also appealed the scope of the Solar 2 antidumping and countervailing orders determined by Commerce to the CIT. The CIT affirmed Commerce's scope determinations on July 21, 2017. That decision has been appealed to the Federal Circuit, and a decision is expected later in 2018

        The rates at which duties will be assessed and payable are subject to administrative reviews.

        The first administrative reviews for both the Chinese and Taiwanese orders of Solar 2 were concluded in July 2017 (China and Taiwan antidumping duty orders) and September 2017 (China-only countervailing duty order), respectively, when the USDOC published the final results. Because the Company was not subject to the first administrative reviews of the Chinese orders of Solar 2, its duty rates will remain at 30.06% (antidumping duty) and 33.58% (countervailing duty) for its Chinese CSPV products subject to Solar 2 orders during the period of the first administrative review. For its imports of Taiwanese CSPV products subject to the Solar 2 orders, DOC calculated antidumping duty rates ranging from 3.56% to 4.20%.

        The second administrative reviews for both the Chinese and Taiwanese orders of Solar 2 are expected to conclude in mid-2018. The Company is not subject to the second reviews of the Chinese orders of Solar 2, meaning that there will be no change in the duty rates applicable to it in that proceeding. The USDOC's preliminary results of the second review of the Taiwanese order of Solar 2 calculated an antidumping margin of 1.07% for Canadian Solar entities. The final results for the Taiwanese order of Solar 2 will set a new cash deposit rate, which may differ from the cash deposit rates applicable to the Company. These duties could materially and adversely affect the Company's U.S. import operations and increase its cost of selling into the U.S.

        The third administrative reviews for both the Chinese and Taiwanese orders of Solar 2 are ongoing and are expected to conclude in mid-2019.

        In 2017, a total of $7.6 million cash deposits were paid relating to countervailing and antidumping rulings in the U.S., of which $7.3 million were charged into cost of sales. As of December 31, 2017, $0.3 million countervailing and antidumping rulings remained in inventories. In addition, the Company booked the benefits of two reversals of $42.6 million and $15.0 million, primarily associated with prior years' module sales based on the final rates of the third administrative review of Solar 1 and the first administrative review of Solar 2 carried out by the U.S. Department of Commerce, respectively.

        On May 17, 2017, following receipt of a petition from Suniva, Inc., which was later joined by SolarWorld Americas, Inc., the USITC instituted a safeguard investigation to determine whether there were increased imports of CSPV products in such quantities as to be a substantial cause of serious injury, or the threat thereof, to the domestic industry producing like or directly competitive products. On September 22, 2017, the USITC determined that CSPV products are being imported into the United States in such increased quantities as to be a substantial cause of serious injury to the domestic industry.

        On January 23, 2018, the President of the United States imposed a safeguard measure on imports of CSPV cells, whether or not partially or fully assembled into other products such as modules, consisting of (1) a tariff-rate quota for four years on imports of CSPV cells not partially or fully assembled into other products, with (a) an in-quota quantity of 2.5 gigawatts, and (b) a tariff rate applicable to over-quota CSPV cells of 30%, declining annually by five percentage points to 25% in the second year, 20% in the third year, and 15% in the fourth year; and (2) a 30% tariff for four years on CSPV modules, declining annually by five percentage points to 25% in the second year, 20% in the third year, and 15% in the fourth year. This safeguard measure, which became effective on February 7, 2018, applies to CSPV products imported from all countries, except for certain developing country members of the World Trade Organization.

        The safeguard measure may be amended or eliminated during the mid-term review, which should take place in 2020, as required by U.S. law. The President may then reduce, modify, or terminate the action taken if the President determines that: (1) the domestic industry has made a positive adjustment to import competition; (2) the domestic industry has not made adequate efforts to make a positive adjustment to import competition; or (3) the effectiveness of the safeguard action has been impaired by changed economic circumstances.

        On February 9, 2018, Canadian Solar and two other manufacturers and exporters of CSPV modules from Canada challenged the applicability of the safeguard measure to U.S. imports of CSPV modules from Canada. The Canadian parties applied to the CIT for a temporary restraining order and preliminary injunction (TRO/PI) to halt the imposition of the 30% tariff on CSPV modules imported from Canada. The CIT denied the application, and the Canadian parties have appealed this decision to the Federal Circuit.

        On September 6, 2012, following a complaint lodged by EU ProSun, an ad-hoc industry association of EU CSPV module, cell and wafer manufacturers, the European Commission initiated an antidumping investigation concerning EU imports of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these same products.

        On December 6, 2013, the EU imposed definitive antidumping and countervailing measures on imports of CSPV modules and key components (i.e., cells and wafers) originating in or consigned from China.

        On February 28, 2014, the Company filed separate actions with the General Court of the EU for annulment of the regulation imposing the definitive antidumping measures and of the regulation imposing the definitive countervailing measures (case T-162/14 and joined cases T-158/14, T-161/14, and T-163/14). The General Court rejected these actions for annulment. On May 8, 2017, the Company appealed the judgements of the General Court before the Court of Justice of the EU (cases C-236/17 and C-237/17). The appeals are pending.

        On December 5, 2015, the European Commission initiated expiry (sunset) reviews of the antidumping and countervailing measures on imports of CSPV modules and key components (i.e., cells and wafers) originating in or consigned from China. On March 3, 2017, the European Commission extended the antidumping and countervailing measures for 18 months on imports of CSPV modules and key components (i.e., cells and wafers) originating in or consigned from China. On September 16, 2017, the European Commission amended the form of the antidumping and countervailing measures for certain Chinese exporters (but not for Canadian Solar).

        On March 13, 2018, the European Commission published notices of expiry of the antidumping and countervailing measures on imports of CSPV modules and key components (i.e., cells) originating in or consigned from China. The notices provide that the measures will expire on September 3, 2018, unless the EU industry (successfully) requests the European Commission to initiate expiry (sunset) reviews by June 3, 2018.

        On June 3, 2015, the Canada Border Services Agency released final determinations of dumping and subsidization which found dumping calculated by way of a Ministerial Specification based on a Non Market Economy finding applicable to all cooperative exporters and ascertained a Canadian Solar-specific subsidies rate of RMB0.014 per Watt. On July 3, 2015 the Canadian International Trade Tribunal determined that a Canadian industry was not negatively affected as a result of imported modules but was threatened with negative impact. As a result of these findings, definitive duties were imposed on imports of Chinese solar modules into Canada starting on July 3, 2015. The Company does not believe the imposition of these duties will have a material negative effect upon its results of operations because it has significant module manufacturing capacity in Ontario and do not rely on Chinese solar modules to serve its Canadian business.